Supplement to the currently effective Statements of Additional Information of each of the listed portfolios:

--------------------------------------------------------------------------------

 DWS Variable Series I                      DWS Growth & Income VIP
                                            DWS Health Care VIP
 DWS Bond VIP                               DWS International VIP
 DWS Capital Growth VIP
 DWS Global Opportunities VIP

--------------------------------------------------------------------------------
 DWS Variable Series II
 DWS Balanced VIP                           DWS International Select Equity VIP
 DWS Blue Chip VIP                          DWS Janus Growth & Income VIP
 DWS Conservative Allocation VIP            DWS Large Cap Value VIP
 DWS Core Fixed Income VIP                  DWS Mid Cap Growth VIP
 DWS Davis Venture Value VIP                DWS Moderate Allocation VIP
 DWS Dreman High Return Equity VIP          DWS Money Market VIP
 DWS Dreman Small Mid Cap Value VIP         DWS Small Cap Growth VIP
 DWS Global Thematic VIP                    DWS Strategic Income VIP
 DWS Government & Agency Securities VIP     DWS Technology VIP
 DWS Growth Allocation VIP                  DWS Turner Mid Cap Growth VIP
 DWS High Income VIP

--------------------------------------------------------------------------------

 DWS Investments VIT Funds                  DWS Small Cap Index VIP

 DWS Equity 500 Index VIP
 DWS RREEF Real Estate Securities VIP


The following information supplements disclosure under "Transfer Agent" in the "Fund Service Providers" section or "Custodian and Transfer Agent" in the "Management of the Trust" section of each Portfolio's Statement of Additional
Information:

The Transfer Agent receives an annual service fee for each account of the Portfolio, based on the type of account. For open retail accounts, the fee is a flat fee ranging from $20.00 to $27.50 per account, for open wholesale money funds the fee is $32.50 per account, while for certain retirement accounts serviced on the recordkeeping system of ADP, Inc., the fee is a flat fee up to $3.46 per account (as of October 2006, indexed to inflation) plus an asset based fee of up to 0.25% of average net assets. 1/12th of the annual service charge for each account is charged and payable to the Transfer Agent each month. A fee is charged for any account which at any time during the month had a share balance in the Portfolio. Smaller fees are also charged for closed accounts for which information must be retained on the Transfer Agent's system for up to 18 months after closing for tax reporting purposes.

Certain out-of-pocket expenses incurred by the Transfer Agent, including expenses of printing and mailing routine fund disclosure documents, costs of record retention and transaction processing costs are reimbursed by the Portfolio or are paid directly by the Portfolio. Certain additional out-of-pocket expenses, including costs of computer hardware and software, third party record-keeping and processing of proxy statements, may only be reimbursed by the Portfolio with the prior approval of the Portfolio's Board.

Effective April 1, 2007, DWS Scudder Investments Service Company is the Transfer Agent for all classes of all DWS funds.


               Please Retain This Supplement for Future Reference



                                                                     [Logo]DWS
                                                                       SCUDDER
March 22, 2007                                             Deutsche Bank Group